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                                                                    Exhibit 23.1

                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00864, 333-06779, 333-08535, and Form S-3 No. 333-45151) of
GelTex Pharmaceuticals, Inc. of our report dated February 9, 1998 with respect to the financial statements of GelTex Pharmaceuticals, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.



                                                               ERNST & YOUNG LLP



Boston, Massachusetts
March 25, 1998